UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

LIFEWAY FOODS, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LIFEWAY FOODS, INC. 6431 WEST OAKTON ST. MORTON GROVE, IL 60053 LIFEWAY FOODS, INC. 2026 Annual Meeting Vote by June 16, 2026 10:59 PM CT You invested in LIFEWAY FOODS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 17, 2026. Get informed before you vote View the Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 17, 2026 11:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/LWAY2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96017 - P52219

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. To elect seven (7) members of Lifeway’s Board of Directors (the “Board”) to serve until the 2027 Annual Meeting of Shareholders (or until successors are elected and qualified). Nominees: 1a. Kirk Chartier For 1b. Juan Carlos (“JC”) Dalto For 1c. Rachel Drori For 1d. Andee Harris For 1e. Susie Hultquist For 1f. Dorri McWhorter For 1g. Julie Smolyansky For 2. To ratify Grant Thornton LLP as our independent auditor for fiscal year 2026. For 3. To approve, by non - binding advisory vote, executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V96018 - P52219